UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2013 (April 18, 2013)

AmREIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35609	20-8857707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Greenway Plaza, Suite 1000 Houston, Texas		77046
(Address of Principal Executive Offices)		(Zip Code)

(713) 850-1400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

AmREIT, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) on April 18, 2013. The Company’s stockholders approved all of the proposals presented at the Annual Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on March 11, 2013. Holders of 9,230,600 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1: To elect seven directors to serve until their successors are duly elected and qualify.

Director	For	Withheld	Broker Non-Votes
Robert S. Cartwright, Jr.	8,969,506	261,094	—
Brent M. Longnecker	8,967,498	243,102	—
Scot J. Luther	8,981,278	249,322	—
Mack D. Pridgen III	8,070,982	1,159,618	—
H.L. “Hank” Rush, Jr.	8,979,846	250,754	—
Philip Taggart	8,954,725	275,875	—
H. Kerr Taylor	8,966,519	264,081	—

Proposal 2: To approve an amendment to the Company’s charter to change 50% of the outstanding shares of the Company’s Class A common stock into shares of the Company’s Class B common stock, on a one-for-one basis.

For	Against	Abstentions	Broker Non-Votes
8,778,966	249,314	202,320	—

Proposal 3: If Proposal 2 is approved, to approve an amendment to the Company’s charter to change the remaining outstanding and unissued shares of its Class A common stock into shares of its Class B common stock on a one-for-one basis, on or before September 30, 2013.

For	Against	Abstentions	Broker Non-Votes
8,770,771	242,163	217,666	—

Proposal 4: To approve in an advisory (non-binding) vote, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
8,341,272	467,352	421,976	—

Proposal 5: To determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.

1 year	2 years	3 years	Abstentions	Broker Non-Votes
3,120,192	483,987	5,232,658	393,763	—

Based on these results, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation every three years.

The Company issued a press release on April 19, 2013, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
99.1	Press Release dated April 19, 2013 of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmREIT, Inc.

Date: April 19, 2013	By:	/s/ Chad C. Braun
Chad C. Braun Executive Vice President, Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary